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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 7, 2005
                            -------------------------

                                 INTERLAND, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

               MINNESOTA                          000-17932                    41-1404301
     (State or Other Jurisdiction         (Commission File Number)            (IRS Employer
           of Incorporation)                                               Identification No.)

            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 720-8301

                                       N/A
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 7, 2005, the Compensation Committee of the Board of Directors of Interland, Inc. ("Interland," or the "Company") approved the execution by the Company of an employment agreement in the Company's standard form, between the Company and several executive officers providing for a severance payment equal to six months' base salary in the event of termination other than for cause. These officers are Juan G. Troncoso and Richard A. Pitrolo.


For further information regarding the compensation or employment arrangements of the Company's executive officers who were named in the summary compensation table of the Company's Form 10-K/A filed December 27, 2004, please refer to that document and the related exhibits filed with it. They are incorporated herein by reference,.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 13, 2005                  INTERLAND, INC.


                                       By: /s/ Juan G. Troncoso
                                           -------------------------------------
                                           Juan G. Troncoso
                                           Vice President and Chief
                                           Financial Officer
                                           (Principal Financial Officer)